UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

The Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer, Esq.
c/o Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

Item 1. Report to Stockholders.

In Memoriam

Management and the Board of the Brandes Investment Trust
are saddened to report the untimely passing of one of the Trust’s founding Trustees, Gordon Broadhead in April of 2008.
Gordon was a long-time friend and a source of valuable advice.
He will be greatly missed, always remembered, and
our sympathies go out to the Broadhead family.

Separately Managed Account Reserve Trust

Dear Shareholder:

Separately Managed Account Reserve Trust (“SMART”) Fund (“the Fund”)
Semi-Annual Commentary
Six-Month Period Ending March 31, 2008

The Fund

•
The SMART Fund declined 5.63% in the six-month period ending March 31, 2008. The Lehman Brothers U.S. Aggregate Index rose 5.23% and the Lehman Brothers U.S. Intermediate Credit Index increased 3.49% for the same six-month period. As of March 31, 2008, the average annualized total returns of the Fund for the 1-year and Since Inception (10/03/05) periods were -7.28% and 1.68%, respectively. The annualized gross expense ratio for the Fund is 0.64%, and the net expense ratio for the Fund is 0.00%.(1) The Lehman Brothers U.S. Aggregate Index had average annualized total returns of 7.67% and 5.66% for the 1-year and Since Inception periods, respectively. The Lehman Brothers U.S. Intermediate Credit Index had average annualized total returns of 5.19% and 4.73% for the 1-year and Since Inception periods, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800.237.7119 or visiting www.brandes.com.

•
Amid a difficult environment for corporate bonds, the Fund’s holdings in this sector tended to experience negative performance for this six-month period. For example, declines for securities issued by Quebecor World, Tembec Industries, and Residential Capital tended to weigh adversely on returns. In addition, a number of agency mortgage-backed securities experienced negative performance. The Fund benefited from holding a corporate bond issued by Countrywide Financial.

•	During the period, the Fund’s yield premium to the benchmarks was a positive factor in relative performance.

•	As of March 31, 2008 the Fund’s most substantial weighting was in the corporate bonds sector.

Current Strategy

•
While we monitor short-term developments in fixed income markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective, and believe that none or very little of the short-term “market news” provides useful information to investors.

(1)	The Advisor has contractually agreed to indefinitely pay or reimburse all expenses of the Fund other than extraordinary expenses.

Separately Managed Account Reserve Trust

•
In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

Sincerely yours,

Debra McGinty-Poteet

President
Brandes Investment Trust

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Unlike Treasury bonds and bills, stocks are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, sector allocations, and strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

Separately Managed Account Reserve Trust

The Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC. (05/08)

Index Guide

The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

The Lehman Brothers U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

Separately Managed Account Reserve Trust

Index Comparison (Unaudited)

The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2008 as compared with the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Intermediate Credit Index.

Value of $1,000,000 vs Lehman Brothers U.S. Aggregate Index
and Lehman Brothers U.S. Intermediate Credit Index

	Total Return Period Ended March 31, 2008
	Six Months	One Year	Average Annual Since Inception (10/3/05)
Separately Managed Account Reserve Trust	-5.63%	-7.28%	1.68%
Lehman Brothers U.S. Aggregate Index.	5.23%	7.67%	5.66%
Lehman Brothers U.S. Intermediate Credit Index	3.49%	5.19%	4.73%

Investments by Sector (Unaudited)
As a percentage of total investments

Institutional Core Plus Fixed Income Fund

Dear Shareholder:

Brandes Institutional Core Plus Fixed Income Fund (“the Fund”)
Semi-Annual Commentary, March 31, 2008

The Fund

•
The Brandes Institutional Core Plus Fixed Income Fund returned 0.17% from its inception on December 28, 2007 through March 31, 2008. During the same period, the Lehman Brothers U.S. Aggregate Index gained 3.03%.

•
Corporate bonds were the largest detractor to the period’s performance. Bonds issued by CIT Group, Residential Capital (a mortgage home lender owned by GMAC), and Airplanes Pass Through Trust registered some of the Fund’s largest declines. Other detractors included select agency mortgage backed securities as well as bonds issued by Abitibi Consolidated and Quebecor World.

•
Conversely, select corporate bonds advanced during the period, including fixed income securities issued by Tenet Healthcare, Hovnanian K Enterprises, and Pulte Homes. As of March 31, 2008 the Fund’s most substantial weighting was in the corporate bonds sector.

Current Strategy

•
While we monitor short-term developments in fixed income markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective, and believe that none or very little of the short-term “market news” provides useful information to investors.

•
In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy should provide patient investors with favorable results.

Sincerely yours,

Debra McGinty-Poteet

President
Brandes Investment Trust

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners®exclusively and is subject to change without notice.

Institutional Core Plus Fixed Income Fund

Brandes Investment Partners®is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Unlike Treasury bonds and bills, stocks are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, sector allocations, and strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The Brandes Institutional Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC. (05/08)

Institutional Core Plus Fixed Income Fund

Index Guide

The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

Brandes Institutional Core Plus Fixed Income Fund

Index Comparison (Unaudited)

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund from its inception (December 28, 2007) to March 31, 2008 as compared with the Lehman Brothers U.S. Aggregate Index.

Value of $1,000,000 vs Lehman Brothers U.S. Aggregate Index

	Total Return Period Ended March 31, 2008
	One Month	Three Months		Since Inception Cumulative (12/28/2007)
Brandes Institutional Core Plus Fixed Income Fund.	-0.98%	0.07%	%	0.17%
Lehman Brothers U.S. Aggregate Index	0.34%	2.17%	%	3.03%

Investments by Sector (Unaudited)
As a percentage of total investments

Brandes Institutional Enhanced Income Fund

Dear Shareholder:

Brandes Institutional Enhanced Income Fund (“the Fund”)
Semi-Annual Commentary, March 31, 2008

The Fund

•
The Brandes Institutional Enhanced Income Fund declined 4.41% from its inception on December 28, 2007 through March 31, 2008. During the same period, the blended benchmark (70% Lehman Brothers U.S. Aggregate Index, 30% S&P/Citigroup World $25b+ Index) declined 0.45% and the Lehman Brothers U.S. Aggregate Index gained 3.03%.

•
Declines for corporate bonds weighed adversely on the period’s return. Bonds issued by CIT Group, Abitibi Consolidated, and National City Corporation were among the corporate bonds experiencing negative performance. Other detractors included select agency mortgage backed securities.

•	Conversely, U.S. Treasury bonds tended to advance during the period.

•
On an industry basis, declines for equity positions in the diversified telecommunication services, pharmaceuticals, and commercial banking industries had a negative impact on performance. Holdings from these industries, such as Deutsche Telekom (Germany — diversified telecommunication services), Sanofi-Aventis (France — pharmaceuticals), and Royal Bank of Scotland (United Kingdom — commercial banking), experienced some of the largest declines.

•
Looking at country contribution for equities, weak performance for positions based in the United States, Japan, and South Korea weighed adversely on performance. Among the holdings from these countries detracting from performance were Citigroup (United States — diversified financial services), Mizuho Financial Group (Japan — commercial banking), and SK Telekom (South Korea — wireless telecommunication services).

•
As of March 31, 2008 the Fund’s most substantial bond weighting was in the corporate bond sector. For equities, the most substantial weightings were in the commercial banking industry and in the United States.

Current Strategy

•
While we monitor short-term developments in fixed income and equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective, and believe that none or very little of the short-term “market news” provides useful information to investors.

Brandes Institutional Enhanced Income Fund

•
In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy should provide patient investors with favorable results.

Sincerely yours,

Debra McGinty-Poteet

President
Brandes Investment Trust

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners®exclusively and is subject to change without notice.

Brandes Investment Partners®is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Unlike Treasury bonds and bills, stocks are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the values of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investment in the portfolio is no guarantee of the safety or stability of the portfolio.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the

Brandes Institutional Enhanced Income Fund

future will be profitable or will equal the investment performance discussed herein. Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, sector and country allocations, and strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The Brandes Institutional Enhanced Income Fund is distributed by Quasar Distributors, LLC. (05/08)

Index Guide

Benchmark: 70% Lehman Brothers U.S. Aggregate Index, 30% S&P/Citigroup World $25b+ Index. The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The S&P/Citigroup World $25 billion+ Index is an unmanaged index that consists of companies around the developed world, including the United States, that have market capitalizations greater than $25 billion (USD). This index is often used as a benchmark for mega-cap global equity portfolios and includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

Brandes Institutional Enhanced Income Fund

Index Comparison (Unaudited)

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Enhanced Income Fund from its inception (December 28, 2007) to March 31, 2008 as compared with the Lehman Brothers U.S. Aggregate Index and the combined performance of 70% of the Lehman U.S. Aggregate and 30% of the S&P/Citigroup World $25b+.

Value of $1,000,000 vs the combined performance of 70% of the
Lehman U.S. Aggregate and 30% of the S&P/Citigroup World $25b+
vs the Lehman Brothers U.S. Aggregate Index

	Total Return Period Ended March 31, 2008
	One Month	Three Months	Since Inception Cumulative (12/28/07)
Brandes Institutional Enhanced Income Fund.	-2.01%	-4.41%	-4.41%
70% Lehman U.S. Aggregate, 30% of the S&P/Citigroup World $25b+	0.24%	-0.97%	-0.45%
Lehman Brothers U.S. Aggregate Index	0.34%	2.17%	3.03%

Investments by Sector (Unaudited)
As a percentage of total investments

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the Funds’ respective period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Funds’ actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Separately Managed Account Reserve Trust**	$1,000.00	$943.70	$0.00
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,001.70	$1.30
Institutional Enhanced Income Fund.	$1,000.00	$955.90	$1.40

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,025.00	0.00%	$0.00
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,011.68	0.50%	$1.31
Institutional Enhanced Income Fund.	$1,000.00	$1,011.55	0.55%	$1.44

*
Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 for the Separately Managed Account Reserve Trust (“SMART Fund”) (to reflect the one-half year period) and multiplied by 95/366 for the Institutional Core Plus Fixed Income and Institutional Enhanced Income Funds (to reflect the period since commencement).

**
No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited)

	Principal Amount	Value
ASSET BACKED SECURITIES: 3.5%

Equipment: 3.5%
Airplanes Pass Through Trust, 3.19%, 3/15/19(4)(5)	$1,054,132	$948,719
Airplanes Pass Through Trust, 3.37%, 3/15/19(4)(5)	2,965,000	1,571,450
DVI Receivables Corp., 3.44%, 03/14/11(4)(5)	3,446,546	1,792,204
Lease Investment Flight Trust, 3.21%, 07/15/31(4)	3,285,000	2,069,550
		6,381,923
TOTAL ASSET BACKED SECURITIES (cost $7,886,686)		$6,381,923

	Share Amount	Value
COMMON STOCK: 0.6%

Forest Products & Paper: 0.6%
Tembec, Inc.(6)	313,312	$1,066,983

TOTAL COMMON STOCK (cost $5,006,432)		$1,066,983

	Principal Amount	Value
CORPORATE BONDS: 75.7%

Advertising: 2.4%
Interpublic Group of Companiess., Inc., 6.25%, 11/15/14(5)	$5,320,000	$4,289,250

Auto Parts & Equipment: 2.2%
American Axle & Manufacturing, Inc., 5.25%, 02/11/14(5)	2,465,000	1,947,350
Lear Corp., 5.75%, 08/01/14(5)	300,000	240,000
Visteon Corp., 7.00%, 03/10/14(5)	2,845,000	1,799,463
		3,986,813
Banks and Thrifts: 7.4%
National City Corp., 4.90%, 01/15/15	4,135,000	2,983,493
SunTrust Banks, Inc., 5.25%, 11/05/12(3)	1,615,000	1,591,164

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
USB Capital IX, 6.19%, 03/29/49(5)	$2,295,000	$1,704,038
Washington Mutual, Inc., 4.63%, 04/01/14(5)	6,925,000	4,882,125
Washington Mutual, Inc., 7.25%, 11/01/17	2,690,000	2,104,925
		13,265,745

Building Materials: 3.4%
Masco Corp., 6.13%, 10/3/16(5)	2,230,000	1,965,676
Mohawk Industries, Inc., 6.13%, 01/15/16(5)	2,780,000	2,728,906
USG Corp., 6.30%, 11/15/16(5)	1,810,000	1,429,900
		6,124,482

Cable / Media: 5.3%
Comcast Corp., 5.85%, 11/15/15(5)	1,385,000	1,367,355
Historic TW, Inc., 9.13%, 01/15/13	450,000	504,324
Knight-Ridder, Inc., 5.75%, 09/01/17(5)	5,935,000	3,770,025
Knight-Ridder, Inc., 9.88%, 04/15/09	800,000	720,718
The McGraw Hill Cos, Inc., 5.90%, 11/15/17(5)	1,075,000	1,066,471
Viacom, Inc., 6.25%, 04/30/16(5)	2,250,000	2,190,218
		9,619,111

Commercial Services: 2.2%
Quebecor World Capital Corp., 6.13%, 11/15/13(1)(5)	9,700,000	3,977,000

Computers: 2.9%
Unisys Corp., 12.50%, 01/15/16(5)	5,320,000	5,260,150

Diversified Financial Services: 21.4%
American General Finance Corp., 5.90%, 09/15/12(3)	2,430,000	2,401,686
CIT Group, Inc., 7.63%, 11/30/12	3,405,000	2,830,015
CIT Group, Inc., 6.10%, 03/15/67(5)	2,035,000	906,613
Countrywide Financial Corp., 5.80%, 06/07/12	11,850,000	10,732,984
Ford Motor Credit Co., 7.25%, 10/25/11	3,945,000	3,240,518
Ford Motor Credit Co., 6.63%, 06/16/08	2,420,000	2,392,652

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
GMAC LLC, 6.88%, 09/15/11	$6,250,000	$4,783,525
GMAC LLC, 6.75%, 12/01/14	3,415,000	2,416,799
Residential Capital LLC, 8.00%, 04/17/13(5)	9,865,000	4,784,525
SLM Corp., 5.00%, 10/01/13	4,990,000	3,755,978
		38,245,295

Electric Utilities: 2.2%
Commonwealth Edison Co., 5.95%, 08/15/16(5)	1,355,000	1,376,283
FirstEnergy Corp., 6.45%, 11/15/11(5)	240,000	251,222
Nisource Finance Corp., 5.25%, 09/15/17(5)	2,050,000	1,866,410
Xcel Energy, Inc., 7.00%, 12/01/10(5)	425,000	457,677
		3,951,592

Electronics: 2.4%
Celestica Inc., 7.63%, 07/01/13(5)	3,550,000	3,354,750
Sanmina-SCI Corp., 8.13%, 03/01/16(5)	1,120,000	991,200
		4,345,950

Food: 3.3%
Chiquita Brands International, Inc., 7.50%, 11/01/14(5)	1,485,000	1,254,825
Tyson Foods, Inc., 6.85%, 04/01/16(5)	4,615,000	4,620,583
		5,875,408

Forest Products & Paper: 4.8%
Abiti-Consolidated Co. of Canada, 6.00%, 06/20/13(5)	3,950,000	1,915,750
Catalyst Paper Corp., 8.63%, 06/15/11(5)	4,950,000	4,120,875
Norske Skogindustrier ASA, 7.00%, 06/26/17	695,000	705,708
Tembec Industries, Inc., 10.08%, 02/12/12	2,088,750	1,883,426
		8,625,759

Healthcare-Services 3.7%
Tenet Healthcare Corp., 9.88%, 07/01/14(5)	6,835,000	6,612,863

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
Home Builders: 6.7%
Centex Corp. 6.50%, 5/1/16(5)	$3,165,000	$2,642,775
K Hovnanian Enterprises, Inc., 7.50%, 05/15/16(5)	1,885,000	1,310,075
Lennar Corp., 5.60%, 05/31/15(5)	4,320,000	3,196,800
Pulte Homes, Inc., 5.20%, 02/15/15(5)	3,490,000	2,966,500
Toll Brothers Finance Corp., 5.15%, 05/15/15(5)	2,170,000	1,962,763
		12,078,913

Insurance: 0.1%
Unum Group., 7.63%, 03/01/11(5)	120,000	127,700

Miscellaneous Manufacturing: 0.2%
Bombardier, Inc., 6.30%, 05/01/14(5)	400,000	384,000

Pharmaceuticals: 1.9%
Schering-Plough Corp., 5.55%, 12/01/13(4)(5)	1,700,000	1,755,794
Wyeth, 5.50%, 2/01/14(3)(5)	1,650,000	1,709,080
		3,464,874

Semiconductors: 0.4%
MagnaChip Semiconductor S.A., 8.00%, 12/15/14(5)	1,340,000	763,800

Telecommunications: 2.8%
Citizens Communications Co., 9.25%, 05/15/11(5)	525,000	543,375
Nextel Communications, Inc., 5.95%, 03/15/14(5)	1,180,000	873,200
Sprint Nextel Corp., 6.00%, 12/01/16(5)	2,595,000	2,017,612
Verizon New York, Inc., 6.88%, 04/01/12(5)	1,590,000	1,672,208
		5,106,395

TOTAL CORPORATE BONDS (cost $153,293,640)		$136,105,100

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDIT: 11.7%

Federal Home Loan Mortgage Corp.
Pool #847645, 5.69%, 12/01/36(3)	$974,207	$989,025
Pool #1Q0339, 5.72%, 04/01/37(3)	1,513,323	1,539,248
30 Year Gold, 6.00%, 4/1/38(2)	7,775,000	7,971,801
		10,500,074

Federal National Mortgage Association
30 Year, 5.50%, 4/1/38(2)	7,995,000	8,069,953
Pool #852435, 5.54%, 02/01/36(3)	730,421	740,140
		8,810,093

Small Business Administration
Small Business Administration Participation Certificates,
6.34%, 08/01/21(5)	412,976	434,537
Small Business Administration Participation Certificates,
5.87%, 05/01/26(5)	457,757	479,027
Small Business Administration, 5.38%, 03/10/17(5)	869,538	862,346
		1,775,910

TOTAL FEDERAL AND FEDERALLY SPONSORED
CREDIT SECURITIES (cost $20,681,268)		$21,086,077

OTHER MORTGAGE RELATED SECURITIES: 12.4%

Collateralized Mortgage Obligations: 0.1%
Wells Fargo Mortgage Backed Securities Trust, 6.14%, 10/25/36(4)(5)	$260,709	$267,472

Commercial Mortgages: 3.8%
GS Mortgage Securities Corp. II, 4.75%, 07/10/39(5)	2,485,000	2,411,537
JP Morgan Chase Commercial Mortgage Securities, 5.43%, 12/12/43(5)	4,595,000	4,501,902
		6,913,439

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
Sub-Prime Mortgages: 8.5%
Argent Securities, Inc., 3.80%, 11/25/34(4)(5)	$1,765,000	$1,350,751
Countrywide Asset-Backed Certificates, 3.45%, 4/25/35(4)(5)	1,810,000	1,274,192
Countrywide Asset-Backed Certificates, 3.65%, 12/25/34(4)(5)	1,810,000	1,415,910
First Franklin Mortgage Loan Asset Backed Certificates, 3.55%,
10/25/34(4)(5)	2,345,000	1,712,883
J.P. Morgan Mortgage Acquisition Corp., 2.77%, 4/25/36(4)(5)	4,260,000	3,867,455
Park Place Securities, Inc., 6.00%, 12/25/35(4)(5)	1,641,444	1,096,004
Structured Asset Investment Loan Trust, 2.98%, 07/25/35(4)(5)	4,654,000	4,415,873
		15,133,068

TOTAL OTHER MORTGAGE RELATED SECURITIES
(cost $24,122,925)		$22,313,979

SHORT-TERM INVESTMENTS: 4.1%

Repurchase Agreement: 4.1%
State Street & Trust Repurchase Agreement, (Dated 3/31/2008),
due 4/1/2008, 1.05%, [Collateralized by $8,660,000, FHARM
Pool #1H2628, 6.14%, 07/01/36, (Market Value $7,497,862)]
(proceeds $7,348,968)(3)	7,348,753	7,348,753

TOTAL SHORT-TERM INVESTMENTS (cost $7,348,753)		$7,348,753

TOTAL INVESTMENTS IN SECURITIES (cost $218,339,704): 108.0%		$194,302,815

Liabilities in excess of Other Assets: (8.0)%		(14,322,336)

NET ASSETS: 100.0%		$179,980,479

Percentages are based on Net Assets.
(1) In default.
(2) Security purchased on a delayed delivery or when-issued basis. Rate shown is as of issue date.
(3) Security pledged as collateral for when-issue purchase commitments outstanding as of March 31, 2008.
(4) Floating rate or variable rate security. Rate shown is as March 31, 2008.
(5) Callable.
(6) Non-income producing security.

See accompanying Notes to Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited)

	Principal Amount	Value
ASSET BACKED SECURITIES: 2.3%

Equipment: 2.3%
Airlines Pass Through Trust, 3.19%, 03/15/19(4)(5)	$43,922	$39,530
Airlines Pass Through Trust, 3.37%, 03/15/19(4)(5)	100,000	53,000
DVI Receivables Corp., 3.44%, 03/14/11(4)(5)	29,623	15,404

TOTAL ASSET BACKED SECURITIES (cost $118,063)		$107,934

CORPORATE BONDS: 42.9%

Advertising: 0.9%
Interpublic Group of Companies, Inc., 6.25%, 11/15/14(5)	$55,000	$44,344

Auto Parts & Equipment: 2.6%
American Axle & Manufacturing, Inc., 5.25%, 02/11/14(5)	65,000	51,350
Lear Corp., 5.75%, 08/01/14(5)	40,000	32,000
Visteon Corp., 7.00%, 03/10/14(5)	65,000	41,113
		124,463

Banks & Thrifts: 5.5%
Banco Santander Chile SA, 7.38%, 07/18/12	23,700	25,916
FleetBoston Financial Corp., 7.38%, 12/01/09	9,500	10,103
HSBC Capital Funding LP, 9.55%, 06/30/49(4)(5)	50,000	52,265
National City Corp., 4.90%, 01/15/15	45,000	32,468
Standard Chartered, 5.09%	20,000	12,700
Suntrust Banks, Inc., 5.25%, 11/05/12	25,000	24,631
USB Cap IX, 6.19%, 03/29/49(5)	25,000	18,563
Washington Mutual, Inc., 4.63%, 04/01/14(5)	115,000	81,075
		257,721

Building Materials: 1.3%
Masco Corp., 6.13%, 10/03/16(5)	35,000	30,851
USG Corp., 6.30%, 11/15/16(5)	40,000	31,600
		62,451

See accompanying Notes to Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
Cable / Media: 3.8%
Comcast Corp., 5.85%, 11/15/15(5)	$40,000	$39,490
Knight Ridder, Inc., 5.75%, 09/01/17(5)	100,000	63,522
The McGraw Hill Companies, Inc., 5.90%, 11/15/17(5)	15,000	14,881
Viacom, Inc., 6.25%, 04/30/16(5)	65,000	63,273
		181,166

Commercial Services: 1.2%
Quebecor World Cap Corp., 6.13%, 11/15/13(1)(5)	140,000	57,400

Computers: 1.3%
Unisys Corp., 12.50%, 01/15/16(5)	60,000	59,325

Diversified Financial Services: 10.0%
CIT Group, Inc., 6.10%, 03/15/67(5)	100,000	44,551
Citigroup, Inc., 6.88%, 03/05/38	45,000	44,968
Countrywide Financial Corp., 5.80%, 06/07/12	125,000	113,248
Ford Motor Credit Co. LLC, 7.25%, 10/25/11	70,000	57,500
GMAC LLC, 6.88%, 09/15/11	120,000	91,844
Residential Capital LLC, 8.50%, 04/17/13(5)	150,000	72,750
SLM Corp., 5.00%, 10/01/13	65,000	48,926
		473,787

Electric Utilities: 1.0%
Nisource Financial Corp., 5.25%, 09/15/17(5)	50,000	45,522

Electronics: 1.3%
Celestica, Inc., 7.63%, 07/01/13(5)	65,000	61,425

Food: 1.4%
Tyson Foods, Inc., 6.85%, 04/01/16(5)	65,000	65,079

Forest Products & Paper: 2.9%
Arbitibi Consolidated Co., 6.00%, 06/20/13(5)	80,000	38,800
Catalyst Paper Corp., 8.63%, 06/15/11(5)	120,000	99,900
		138,700

See accompanying Notes to Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
Healthcare-Services: 3.2%
Tenet Healthcare Corp., 9.88%, 07/01/14(5)	$155,000	$149,963

Home Builders: 2.9%
K Hovnanian Enterprises, Inc., 7.50%, 05/15/16(5)	45,000	31,274
Pulte Homes, Inc., 5.20%, 02/15/15(5)	90,000	76,500
Toll Brothers Financial Corp., 5.15%, 05/15/15(5)	30,000	27,134
		134,908

Insurance: 0.6%
Converium Holdings North America, Inc., 7.13%, 10/15/23	29,000	28,001

Pharmaceuticals: 1.4%
Wyeth, 5.50%, 02/01/14(5)	65,000	67,327

Semiconductors: 0.2%
Magnachip Semiconductor SA, 8.00%, 12/15/14(5)	14,500	8,265

Telecommunications: 1.4%
Sprint Nextel Corp., 6.00%, 12/01/16(5)	85,000	66,088

TOTAL CORPORATE BONDS (cost $2,147,680)		$2,025,935

FEDERAL AND FEDERALLY SPONSORED CREDIT: 37.9%

Federal Home Loan Mortgage Corp.
Gold Pool, 6.50%, 4/1/38(2)	$415,000	$430,433
Gold Pool, 6.00%, 4/1/38(2)	400,000	410,125
		840,558

Federal National Mortgage Association
15 Year, 5.00%, 4/1/23(2)	400,000	403,750
30 Year, 5.50%, 4/1/38(2)	540,000	545,063
		948,813

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDIT
SECURITIES (cost $1,756,027)		$1,789,371

See accompanying Notes to Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
OTHER MORTGAGE RELATED SECURITIES: 5.6%

Collateralized Mortgage Obligations: 0.6%
Wells Fargo Mortgage Backed Securities, 6.14%, 10/25/36(4)(5)	$29,330	$30,091

Commercial Mortgages: 2.9%
GS Mortgage Securities Corp. II, 4.75%, 07/10/39(5)	70,000	67,931
JP Morgan Chase Commercial Mortgage Securities Corp., 5.43%, 12/12/43(5)	70,000	68,582
		136,513

Sub-Prime Mortgages: 2.1%
JP Morgan Mortgage Acquisition Corp., 2.77%, 04/25/36(4)(5)	100,000	90,784
Park Place Securities, Inc., 6.00%, 12/25/34(4)(5)	11,166	7,455
		98,239

TOTAL OTHER MORTGAGE RELATED SECURITIES (cost $273,592)		$264,843

UNITED STATES GOVERNMENT: 7.7%
United States Treasury Bond, 6.88%, 08/15/25	$240,000	$316,500
United States Treasury Note, 4.00%, 03/15/10	25,000	26,145
United States Treasury Note, 4.50%, 02/15/16(3)	25,000	27,520
		$370,165

TOTAL UNITED STATES GOVERNMENT (cost $357,929)		$370,165

SHORT-TERM INVESTMENTS: 37.6%

Repurchase Agreement: 37.6%
State Street & Trust Repurchase Agreement, (Dated 3/31/2008),
due 4/1/2008, 1.05%, [Collateralized by $2,095,000, FHARM
Pool # 1H2628, 6.14%, 07/01/36 (Market Value $1,813,859)
(proceeds $1,775,052)(3)	$1,775,000	$1,775,000

TOTAL SHORT-TERM INVESTMENTS (cost $1,775,000)		$1,775,000

TOTAL INVESTMENTS IN SECURITIES (cost $6,428,291): 134.0%		$6,333,248

Liabilities in excess of Other Assets: (34.0)%		(1,607,053)

NET ASSETS: 100.0%		$4,726,195

Percentages are based on Net Assets.
(1) In default.
(2) Security purchased on a delayed delivery or when-issued basis. Rate shown is as of issue date.
(3) Security pledged as collateral for when-issue purchase commitments outstanding as of March 31, 2008.
(4) Floating rate or variable rate security. Rate shown is as March 31, 2008.
(5) Callable.

See accompanying Notes to Financial Statements.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS: 28.6%

Automobiles: 1.9%
Ford Motor Co.(6)	12,300	$70,356
General Motors Corp	3,300	62,865
		133,221

Chemicals: 0.9%
Dow Chemical Co	1,640	60,434

Commercial Banks: 5.7%
Barclays Plc - ADR	1,930	69,866
Barclays Plc	600	5,397
HSBC Holdings Plc	4,200	69,216
Mitsubishi UFJ Financial Group, Inc	9,900	85,259
Mizuho Financial Group, Inc	22	80,413
Royal Bank of Scotland Group Plc	12,600	84,373
		394,524

Communications Equipment: 2.0%
Alcatel-Lucent	12,410	70,998
Telefonaktiebolaget LM Ericsson	35,000	68,710
		139,708

Computers & Peripherals: 0.9%
Dell, Inc.(6)	3,300	65,736

Diversified Financial Services: 1.1%
Citigroup, Inc	3,700	79,254

Diversified Telecom Services: 5.1%
Deutsche Telekom AG	4,500	75,030
France Telecom S.A.	1,600	53,860
Nippon Telegraph & Telephone Corp	19	81,814

See accompanying Notes to Financial Statements.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Shares	Value
Telecom Italia SpA	39,300	$82,295
Verizon Communications, Inc	1,700	61,965
		354,964

Electric Utilities: 0.6%
Korea Electric Power Corp. - ADR	2,600	39,104

Electric Equipment & Instruments: 0.7%
Hitachi Ltd	8,000	47,346

Health Care Equipment & Supplies: 1.0%
Boston Scientific Corp.(6)	5,610	72,201

Insurance: 0.9%
American International Group, Inc	1,400	60,550

Pharmaceuticals: 4.8%
AstraZeneca Plc	1,600	59,852
Bristol-Myers Squibb Co	2,700	57,510
GlaxoSmithKline Plc	3,500	74,080
Pfizer, Inc	3,300	69,069
Sanofi-Aventis S.A.	1,000	75,101
		335,612

Software: 0.9%
Microsoft Corporation	2,300	65,274

Specialty Retail: 1.2%
The Home Depot, Inc	2,900	81,113

Wireless Telecom Services: 0.9%
SK Telecom Co., Ltd. - ADR	2,900	62,669

TOTAL COMMON STOCKS (cost $2,326,997)		$1,991,710

See accompanying Notes to Financial Statements.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
ASSET BACKED SECURITIES: 0.8%

Equipment: 0.8%
Airplanes Pass Through Trust, 3.37%, 03/15/19(4)(5)	$100,000	$53,000

TOTAL ASSET BACKED SECURITIES (cost $57,431)		$53,000

CORPORATE BONDS: 33.8%

Advertising: 0.7%
Interpublic Group of Companies, Inc., 6.25%, 11/15/14(5)	$60,000	$48,375

Auto Parts & Equipment: 2.7%
American Axle & Manufacturing, Inc., 5.25%, 02/11/14(5)	100,000	79,000
Lear Corp., 5.75%, 08/01/14(5)	55,000	44,000
Visteon Corp., 7.00%, 03/10/14(5)	100,000	63,250
		186,250

Banks & Thrifts: 3.3%
National City Corp., 4.90%, 01/15/15	70,000	50,506
Suntrust Banks, Inc., 5.25%, 11/05/12	35,000	34,483
USB Cap IX, 6.19%, 03/29/49(5)	35,000	25,988
Washington Mutual, Inc., 4.63%, 04/01/14(5)	170,000	119,850
		230,827

Building Materials: 1.1%
Masco Corp., 6.13%, 10/03/16(5)	30,000	26,444
USG Corp., 6.30%, 11/15/16(5)	60,000	47,400
		73,844

Cable / Media: 3.2%
Comcast Corp., 5.85%, 11/15/15(5)	55,000	54,299
Knight Ridder, Inc., 5.75%, 09/01/17(5)	140,000	88,931
Viacom, Inc., 6.25%, 04/30/16(5)	85,000	82,742
		225,972

Commercial Services: 0.5%
Quebecor World Cap Corp., 6.13%, 11/15/13(1)(5)	85,000	34,850

Computers: 0.9%
Unisys Corp., 12.50%, 01/15/16(5)	65,000	64,269

See accompanying Notes to Financial Statements.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
Diversified Financial Services: 6.8%
CIT Group, Inc., 6.10%, 03/15/67(5)	$150,000	$66,827
Citigroup, Inc., 6.88%, 03/05/38	50,000	49,965
Countrywide Financial Corp., 5.80%, 06/07/12	140,000	126,837
Ford Motor Credit Co. LLC, 7.25%, 10/25/11	100,000	82,142
GMAC LLC, 6.88%, 09/15/11	125,000	95,671
SLM Corp., 5.00%, 10/01/13	70,000	52,689
		474,131

Electric Utilities: 1.3%
Nisource Financial Corp., 5.25%, 09/15/17(5)	100,000	91,044

Electronics: 1.2%
Celestica, Inc., 7.63%, 07/01/13(5)	90,000	85,050

Food: 1.4%
Tyson Foods, Inc., 6.85%, 04/01/16(5)	100,000	100,121

Forest Products & Paper: 2.7%
Arbitibi Consolidated Co., 6.00%, 06/20/13(5)	110,000	53,350
Catalyst Paper Corp., 8.63%, 06/15/11(5)	165,000	137,363
		190,713

Healthcare-Services: 3.1%
Tenet Healthcare Corp., 9.88%, 07/01/14(5)	225,000	217,688

Home Builders: 2.2%
K Hovnanian Enterprises, Inc., 7.50%, 05/15/16(5)	65,000	45,174
Pulte Homes, Inc., 5.20%, 02/15/15(5)	130,000	110,500
		155,674

Pharmaceuticals: 1.3%
Wyeth, 5.50%, 02/01/14(5)	85,000	88,044

Telecommunications: 1.4%
Sprint Nextel Corp., 6.00%, 12/01/16(5)	125,000	97,188

TOTAL CORPORATE BONDS (cost $2,494,970)		$2,364,040

FEDERAL AND FEDERALLY SPONSORED CREDIT: 24.3%

Federal Home Loan Mortgage Corp.
Gold Pool, 6.00%, 4/1/38(2)	$455,000	$466,517
Gold Pool, 6.50%, 4/1/38(2)	295,000	305,970
		772,487

See accompanying Notes to Financial Statements.

Brandes Institutional Enhanced Income Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal Amount	Value
Federal National Mortgage Association
15 Year, 5.00%, 4/1/23(2)	$455,000	$459,266
30 Year, 5.50%, 4/1/38(2)	455,000	459,266
		918,532

TOTAL FEDERAL AND FEDERALLY SPONSORED CREDIT SECURITIES
(cost $1,657,905)		$1,691,019

OTHER MORTGAGE RELATED SECURITIES: 2.8%

Commercial Mortgages: 2.8%
GS Mortgage Securities Corp. II, 4.75%, 07/10/39(5)	$100,000	$97,044
JP Morgan Chase Commercial Mortgage Securities Corp.,
5.43%, 12/12/43(5)	100,000	97,974
		195,018

TOTAL OTHER MORTGAGE RELATED SECURITIES (cost $199,812)		$195,018

UNITED STATES GOVERNMENT: 5.9%
United States Treasury Bond, 6.88%, 08/15/25	$310,000	$408,813

TOTAL UNITED STATES GOVERNMENT (cost $395,834)		$408,813

SHORT-TERM INVESTMENTS: 25.1%

Repurchase Agreement: 25.1%
State Street & Trust Repurchase Agreement, (Dated 3/31/2008),
due 4/1/2008, 1.05%, [Collateralized by $2,065,000, FHARM
Pool # 1H2628, 6.14%, 07/01/36 (Market Value $1,787,885)]
(proceeds $1,750,913)(3)	$1,750,862	$1,750,862

TOTAL SHORT-TERM INVESTMENTS (cost $1,750,862)		$1,750,862

TOTAL INVESTMENTS IN SECURITIES (cost $8,883,811): 121.3%		$8,454,462

Liabilities in excess of Other Assets: (21.3)%		(1,486,548)

NET ASSETS: 100.0%		$6,967,914

Percentages are based on Net Assets.
(1) In default.
(2) Security purchased on a delayed delivery or when-issued basis. Rate shown is as of issue date.
(3) Security pledged as collateral for when-issue purchase commitments outstanding as of March 31, 2008.
(4) Floating rate or variable rate security. Rate shown is as March 31, 2008.
(5) Callable.
(6) Non-income producing security.
ADR American Depositary Receipt

See accompanying Notes to Financial Statements.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008 (Unaudited)
	Separately Managed Account Reserve Trust	Institutional Core Plus Fixed Income Fund	Institutional Enhanced Income Fund
ASSETS
Investments in securities, at cost	$218,339,704	$6,428,291	$8,883,811
Investments in securities, at value	$194,302,815	$6,333,248	$8,454,462
Receivables:
Interest	3,655,849	51,913	58,481
Dividends	—	—	13,967
Fund shares sold	5,000	—	—
Investments sold	—	22,026	—
Due from Advisor	—	82,447	78,731
Deferred organizational costs	—	26,253	26,253
Prepaid expenses and other assets	—	42,131	42,131
Total assets	197,963,664	6,558,018	8,674,025

LIABILITIES
Payables:
Securities purchased	16,864,646	1,787,417	1,661,498
Fund shares redeemed	20,739	—	—
Dividends payable	1,097,800	—	—
Accrued expenses	—	44,406	44,613
Total liabilities	17,983,185	1,831,823	1,706,111

NET ASSETS	$179,980,479	$4,726,195	$6,967,914

Net asset value, offering and
redemption price per share
Shares outstanding;
(unlimited shares authorized
without par value)	20,753,024	477,629	738,002

NET ASSET VALUE PER SHARE	$8.67	$9.90	$9.44

COMPONENTS OF NET ASSETS
Paid-in capital	$203,061,145	$4,775,945	$7,374,593
Undistributed net investment income	38,490	(3,618)	(6,283)
Accumulated net realized gain on
investments and foreign currency	918,530	48,911	28,977
Net unrealized appreciation/
(depreciation) on:
Investments	(24,036,889)	(95,043)	(429,349)
Foreign currency	(797)	—	(24)
Net assets	$179,980,479	$4,726,195	$6,967,914

See accompanying Notes to Financial Statements.

Brandes Investment Trust

STATEMENT OF OPERATIONS For the Periods Ended March 31, 2008 (Unaudited)
	Separately Managed Account Reserve Trust	Institutional Core Plus Fixed Income Fund*	Institutional Enhanced Income Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $0, $0 and
$126, respectively)	$—	$—	$20,921
Interest (net of foreign taxes withheld of $758, $0 and $0,
respectively)	7,329,365	58,588	70,592
Miscellaneous income	29,700	—	—
Total income	7,359,065	58,588	91,513

Expenses (Note 3)
Advisory fees	—	4,262	7,315
Custody fees	—	5,856	5,856
Administration fees	—	8,982	9,095
Transfer agent fees	—	5,476	5,476
Insurance expense	—	1,049	1,049
Registration expense	—	5,358	5,470
Printing fees	—	8,339	8,339
Accounting fees	—	9,040	9,041
Legal fees	—	14,971	14,971
Trustee fees	—	12,750	12,750
Miscellaneous	—	841	841
Auditing fees	—	6,664	6,686
Organization expense	—	9,215	9,215
Total expenses before reimbursement / waiver	—	92,803	96,104
Less reimbursement / waiver	—	(86,709)	(86,046)
Total expenses net of reimbursement / waiver	—	6,094	10,058
Net investment income	7,359,065	52,494	81,455

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
Net realized gain on:
Investments	919,954	48,911	29,798
Foreign currency transactions	—	—	(821)
Net realized gain	$919,954	$48,911	$28,977
Net change in unrealized appreciation on:
Investments	(18,590,065)	(95,043)	(429,349)
Foreign currency transactions	(797)	—	(24)
Net unrealized appreciation	(18,590,862)	(95,043)	(429,373)
Net realized and unrealized loss on investments
and foreign currency transactions	(17,670,908)	(46,132)	(400,396)
Net increase / (decrease) in net assets resulting
from operations	$(10,311,843)	$6,362	$(318,941)

* Commenced operations on December 28, 2007.

See accompanying Notes to Financial Statements.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS
	Separately Managed Account Reserve Trust		Institutional Core Plus Fixed Income Fund	Institutional Enhanced Income Fund
	Six Months Ended March 31, 2008	Year Ended September 30, 2007	Period Ended March 31, 2008*	Period Ended March 31, 2008*
	(Unaudited)		(Unaudited)	(Unaudited)
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$7,359,065	$4,376,424	$52,494	$81,455
Net realized gain on investments	919,954	447,950	48,911	28,977
Net unrealized depreciation on
investments	(18,590,862)	(5,357,139)	(95,043)	(429,373)
Net increase/(decrease) in
net assets resulting from
operations	(10,311,843)	(532,765)	6,362	(318,941)
DISTRIBUTIONS TO
SHAREHOLDERS
From net realized gains	(485,422)	—	—	—
From net investment income	(7,324,821)	(4,253,814)	(56,112)	(87,738)
Decrease in net assets from
distributions	(7,810,243)	(4,253,814)	(56,112)	(87,738)
CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold	77,621,960	134,008,669	4,720,633	7,286,855
Net asset value of shares issued on
reinvestment of distributions	1,598,779	1,729,382	55,312	87,738
Cost of shares redeemed	(23,653,964)	(4,344,794)	—	—
Net increase from capital
share transactions	55,566,775	131,393,257	4,775,945	7,374,593
Total increase in net assets	37,444,689	126,606,678	4,726,195	6,967,914
NET ASSETS
Beginning of period	$142,535,790	15,929,112	—	$—
End of period	$179,980,479	$142,535,790	$4,726,195	$6,967,914
Undistributed net investment
income	$38,490	$4,246	$(3,618)	$(6,283)
CAPITAL SHARE ACTIVITY
Shares sold	8,296,828	13,492,658	472,089	728,842
Shares issued on reinvestment of
distributions	173,886	175,111	5,540	9,160
Shares redeemed	(2,552,735)	(445,885)	—	—
Net increase in shares
outstanding	5,917,979	13,221,884	477,629	738,002

* Commenced operations on December 28, 2007.

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period
	Six Months Ended March 31, 2008		Year Ended September 30, 2007	Period Ended September 30, 2006*
	(Unaudited)
Net asset value, beginning of period	$9.61		$9.87	$10.00

Income from investment
operations:
Net investment income	0.41		0.68	0.69
Net realized and unrealized gain
(loss)
on investments.	0.91		(0.26)	(0.13)
Total from investment operations	(0.50)		0.42	0.56

Less distributions:
From net investment income	(0.41)		(0.68)	(0.69)
From net realized gain	(0.03)		—	—
Total distributions	(0.44)		(0.68)	(0.69)

Net asset value, end of period	$8.67		$9.61	$9.87

Total return	(5.63	)%(1)	4.22%	5.96	%(1)

Ratios/supplemental data:
Net assets, end of period (millions)	$180.0		$142.5	$15.9

Ratio of expenses to average net
assets(3)	0.00	%(2)	0.00%	0.00	%(2)

Ratio of net investment income to
average net assets(3)	8.55	%(2)	7.07%	7.22	%(2)

Portfolio turnover rate	108.66	%(1)	230.69%	214.02	%(1)

(1)	Not Annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
*	Commenced operations on October 3, 2005.

See accompanying Notes to Financial Statements.

Brandes Institutional Core Plus Fixed Income Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period
	Period Ended March 31, 2008* (Unaudited)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain (loss) on investments	(0.09)
Total from investment operations	0.02

Less distributions:
From net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$9.90

Total return	0.17	%(1)

Ratios/supplemental data:
Net assets, end of period (millions)	$4.7

Ratio of expenses to average net assets
Before expense reimbursement / waiver	7.62	%(2)
After expense reimbursement / waiver	0.50	%(2)

Ratio of net investment income to average net assets
Before expense reimbursement / waiver	(2.80	)%(2)
After expense reimbursement / waiver	4.30	%(2)

Portfolio turnover rate	185.89	%(1)

(1) Not Annualized.
(2) Annualized.
* Commenced operations on December 28, 2007.

See accompanying Notes to Financial Statements.

Brandes Institutional Enhanced Income Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period
	Period Ended March 31, 2008*
	(Unaudited)
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.11
Net realized and unrealized gain (loss) on investments	(0.55)
Total from investment operations	(0.44)

Less distributions:
From net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$9.44

Total return	(4.41	)%(1)

Ratios/supplemental data:
Net assets, end of period (millions)	$7.0

Ratio of expenses to average net assets
Before expense reimbursement / waiver	5.26	%(2)
After expense reimbursement / waiver	0.55	%(2)

Ratio of net investment income to average net assets
Before expense reimbursement / waiver	(0.25	)%(2)
After expense reimbursement / waiver	4.44	%(2)

Portfolio turnover rate	163.68	%(1)

(1) Not Annualized.
(2) Annualized.
* Commenced operations on December 28, 2007.

See accompanying Notes to Financial Statements.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

The Separately Managed Account Reserve Trust (the “SMART Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Institutional Enhanced Income Fund (the “Enhanced Income Fund”) (individually, a “Fund,” collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The SMART Fund began operations on October 3, 2005. The Core Plus Fund and Enhanced Income Fund (each individually, an “Institutional Fund,” and collectively, the “Institutional Funds”) began operations on December 28, 2007. The SMART and Core Plus Fund invest their assets primarily in a diversified portfolio of debt securities, while the Enhanced Income Fund invests its assets approximately 70% in debt securities and 30% in equity securities. The Funds seek to maximize total return.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service.

Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the bid price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest approximates market value.

The Funds have adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

time the Funds calculate their own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period. Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.
Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

D.
Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

E.
Delayed Delivery Securities. The fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “Delayed Delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.

F.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis.

G.
Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

H.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

J.
Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2007, as a result of their reclassifications undistributed net investment income was decreased by $118,364 and accumulated net realized gain was increased by $118,364.

K.
Accounting for Uncertainty in Income Taxes.

Effective March 31, 2008, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Trust’s net assets or results of operations.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the SMART Fund. The financial statements of the SMART Fund reflect the fact that no fees or expenses are incurred by the SMART Fund. It should be understood, however, that the SMART Fund is an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the SMART Fund and the Advisor. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the SMART Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationship with the sponsors of wrap fee programs for which the SMART Fund is an investment option.

Under the Advisory Agreement, the Advisor is entitled to receive a monthly fee for its investment management services, which is computed at an annualized percentage rate of the average daily value of the net assets of each Institutional Fund as follows: 0.35% for the Core Plus Fund and 0.40% for the Enhanced Income Fund. For the period ended March 31, 2008, the Core Plus Fund and the Enhanced Income Fund incurred $4,262 and $7,315, respectively, in advisory fees.

The Institutional Funds are responsible for their own operating expenses. The Advisor has agreed to limit the Institutional Funds’ total operating expenses by reducing all or a portion of its fees and reimbursing the Core Plus Fund and Enhanced Income Fund for expenses, excluding interest, so that their annual ratio of expenses to average net assets will not exceed 0.50% and 0.55%, respectively (the “Expense Cap Agreement”). For the period ended March 31, 2008, the Advisor reimbursed expenses of $86,709 for the Core Plus Fund and $86,046 for the Enhanced Income Fund.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Any reimbursements or fee waivers made by the Advisor to an Institutional Fund are subject to repayment by the Institutional Fund, to the extent that the respective Institutional Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the fifth full fiscal year after the fiscal year in which the related reimbursement or waiver occurred.

Fund	Recovery expiring September 30, 2013
Core Plus Fund	$86,709
Enhanced Income Fund	86,046

For the six months ended March 31, 2008, the Advisor did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement.

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee from each Institutional Fund at the rate of 0.04% of the Institutional Fund’s average daily net assets for the first $500 million in net assets and 0.02% in excess of $500 million of the Institutional Fund’s average daily net assets, subject to a minimum of $50,000 per Institutional Fund per annum. The Administrator receives the same annual fee for the services it performs for the SMART Fund as it charges each Institutional Fund; however, the fee is paid by the Advisor.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
SMART Fund	$167,709,751	$174,534,824	$75,419,727	$29,077,079
Core Plus Fund	9,299,367	7,883,870	3,200,341	16,648
Enhanced Income Fund	11,932,188	9,912,102	5,151,531	76,465

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

NOTE 5 - FEDERAL INCOME TAX MATTERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

	SMART Fund	Core Plus Fund	Enhanced Income Fund
Cost of investments for tax purposes	$170,783,291	N/A	N/A
Gross tax unrealized appreciation	959,964
Gross tax unrealized depreciation	(6,406,788)
Net tax unrealized depreciation on investments	(5,446,824)	N/A	N/A
Distributable ordinary income	327,370
Distributable long-term capital gains	160,874
Total distributable earnings	488,244	N/A	N/A
Other accumulated gains/losses	—
Total accumulated earnings	$(4,958,580)	N/A	N/A

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains for tax purposes compared to book purposes.

For the fiscal year ended September 30, 2007, the SMART Fund utilized a capital loss carryover of $8,915.

The tax composition of dividends for the period ended September 30, 2007 and 2006 for the SMART Fund were as follows:

	Ordinary Income Total	Income Per Share	Long Term Capital Gains Total	Long Term Capital Gains Per Share
2007	$4,253,814	$0.68	$—	$—
2006	$1,076,113	$0.69	$—	$—

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (the “FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. SFAS 157 further clarifies several previous FASB Standards and expands disclosures about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of FASB 157 and its impact in the Trust’s financial statements has not yet been determined.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

NOTE 7 - PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTE 8 - FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

In November 2007 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the SMART Fund’s Investment Advisory Agreement (the “Agreement”) with the Advisor for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the SMART Fund by the Advisor, including reports on the SMART Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement the Board requested and reviewed supplementary information that included materials regarding the SMART Fund’s investment results, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the SMART Fund.

In connection with its review, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust. The independent Trustees discussed the approval of the Agreement with representatives of the Advisor and in a private session with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the SMART Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, and the investment results of the SMART Fund. With respect to investment results, they reviewed a performance analysis of the SMART Fund based on information from Lipper, Inc. comparing the performance of the SMART Fund to its most comparable fund, other bond funds and relevant indicies. They noted that the SMART Fund’s performance for the one-year ended September 30, 2007 was slightly below the returns of the most comparable fund (PIMCO Advisors Fixed Income Shares-Series C), the median return of the Lipper All General Bond Funds Category (the group in which the Fund is included by Lipper), and the returns of the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers U.S. Intermediate Credit Index. However, the Board noted that, for the period since the SMART Fund’s inception in October 2005, its total return was more than double the total return of all these comparable measures. They concluded that the SMART Fund’s performance was very good given its short history of performance.

Brandes Investment Trust

Advisory Fees, Total Expenses and Ancillary Benefits

With respect to advisory fees and total expenses, the Trustees noted the SMART Fund does not incur any expenses (see Note 3).

The Board also considered ancillary benefits to the Advisor as a result of its relationship with the SMART Fund. They noted that these were primarily related to the Advisor’s receipt of wrap account fees for wrap account participants and the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the SMART Fund (as the Advisor does not obtain third-party research or other services in return for allocating the SMART Fund’s brokerage).

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the SMART Fund and its shareholders, that the SMART Fund’s shareholders receive reasonable value in return for the benefit the Advisor receives from its relationship with the sponsors of wrap fee programs for which the SMART Fund is an investment option, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the SMART Fund and its shareholders.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of each Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

				Number
		Term of		of Trust
		Office and		Series
	Position(s)	Length of		Overseen	Other Directorships/
Name, Address	Held with	Time	Principal Occupation	by	Trusteeships Held by
and Year of Birth	Trust	Served(1)	During Past 5 Years	Trustee	Trustee

Independent Trustees(2)

DeWitt F. Bowman	Trustee	Since	Retired.	4	Pacific Gas and
11988 El Camino Real,		February			Electric Nuclear
Suite 500		1995			Decommissioning
San Diego, CA 92130					Trust; PCG Private
(Age 77)					Equity Fund; Forward
					Funds; Sycuan Funds
					RREEF America III
					REIT.

J. Michael Gaffney	Trustee	Since June	Independent Consultant,	4	None
11988 El Camino Real,		2004	IXIS Asset Management,
Suite 500			North America, since 2004.
San Diego, CA 92130
(Age 66)

Karin B. Bonding	Trustee	Since May	Lecturer, University of	4	Director of six closed
11988 El Camino Real,		2006	Virginia, since 1996.		end mutual funds in
Suite 500			President of Capital Markets		the Credit Suisse
San Diego, CA 92130			Institute, Inc. from 1996 to		family of funds.
(Age 68)			2006.

Jean E. Carter	Trustee	Since April	Director, Investment	4	None
11988 El Camino Real		2008	Management of Russell
Suite 500			Investment Group from 2000
San Diego, CA 92130			to 2005.
(Age 50)

Robert M. Fitzgerald	Trustee	Since April	Chief Financial Officer of	4	Hotchkis and Wiley
11988 El Camino Real		2008	National Retirement Partners		Mutual Funds.
Suite 500			from 2005 to 2007.
San Diego, CA 92130
(Age 55)

Brandes Investment Trust

Number
		Term of		of Trust
		Office and		Series
	Position(s)	Length of		Overseen	Other Directorships/
Name, Address	Held with	Time	Principal Occupation	by	Trusteeships Held by
and Year of Birth	Trust	Served(1)	During Past 5 Years	Trustee	Trustee

“Interested” Trustees(3)

Debra McGinty-Poteet	Trustee	Since June	Director, Mutual Fund	4	Brandes Investment
11988 El Camino Real,	and	2000	Services of Brandes		Funds PLC.
Suite 500	President		Investment Partners, L.P., the
San Diego, CA 92130			investment advisor to the
(Age 52)			Funds (the “Advisor”).

Jeff Busby	Trustee	Since July	Executive Director of the	4	None
11988 El Camino Real,		2006	Advisor.
Suite 500
San Diego, CA 92130
(Age 47)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since June	Associate General Counsel	N/A	N/A
11988 El Camino Real,		2003	of the Advisor since January
Suite 500			2005; Counsel of the
San Diego, CA 92130			Advisor from July 2000 to
(Age 37)			January 2005.

Gary Iwamura	Treasurer	Since	Finance Director of the	N/A	N/A
11988 El Camino Real,		September	Advisor.
Suite 500		1997
San Diego, CA 92130
(Age 51)

Adelaide Pund	Chief	Since	Head of Compliance of the	N/A	N/A
11988 El Camino Real,	Compliance	September	Advisor since October 2004;
Suite 500	Officer	2004	Compliance Manager of the
San Diego, CA 92130			Advisor from 1998 to
(Age 40)			October 2004.

Ellen Blanchard	Anti-	Since	Director and Senior	N/A	N/A
200 Clarendon St.	Money	August	Associate Counsel for
29th Floor	Laundering	2007	Mutual Fund Administration
Boston, MA 02116	Officer		at State Street Corp.
(Age 34)

(1) Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2) Not “interested persons” of the Trust as defined in the 1940 Act.
(3) “Interested persons” of the Trust as defined in the 1940 Act.

ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979	SEPARATELY MANAGED
ACCOUNT RESERVE TRUST
DISTRIBUTOR
Quasar Distributors, LLC	INSITUTIONAL CORE PLUS
615 E. Michigan Street, 4th Floor	FIXED INCOME FUND
Milwaukee, WI 53202
INSTITUTIONAL ENHANCED
INCOME FUND
TRANSFER AGENT
State Street Bank & Trust Co.
200 Clarendon Street, 16th Floor	SEMI-ANNUAL
Boston, Massachusetts 02116	REPORT

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	For the periods ended
Tait, Weller & Baker LLP	March 31, 2008
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071

This report is intended for shareholders of	WORLDWIDE VALUE SPECIALISTS
the Brandes Separately Managed Account
Reserve Trust and may not be used as sales
literature unless preceded or accompanied
by a current prospectus.

Statements and other information herein
are dated and are subject to change.

In Memoriam

Management and the Board of the Brandes Investment Trust
are saddened to report the untimely passing of one of the Trust’s founding Trustees, Gordon Broadhead in April of 2008.
Gordon was a long-time friend and a source of valuable advice.
He will be greatly missed, always remembered, and
our sympathies go out to the Broadhead family.

Brandes Institutional International Equity Fund

Dear Shareholder:

The Brandes Institutional International Equity Fund (“the Fund”) declined 12.13% during the six months ended March 31, 2008. For the same period, the MSCI EAFE Index declined 10.50%.

First, I’ll examine the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition. Then, I’ll review our investment philosophy and discuss how the Fund is positioned for the future.

The Fund

During the six-month period ending March 31, 2008, the Fund’s positions across a number of industries tended to experience declines amid negative performance in many international equity markets. Falling share prices for positions in the diversified telecommunication services, pharmaceuticals, and commercial banking industries had the largest negative impact on performance. Holdings from these industries experiencing declines included Deutsche Telekom (Germany - diversified telecommunication services), AstraZeneca (United Kingdom - pharmaceuticals), and Mizuho Financial Group (Japan - commercial banking). Negative performance for the Fund’s holdings in the communications equipment and semiconductors & semiconductor equipment industries also weighed negatively on returns.

Among the individual positions posting gains in the six-month period were Swiss Reinsurance (Switzerland - insurance), Telefonica (Spain - diversified telecommunication services), and Télefonos de México (Mexico - diversified telecommunication services).

On a country basis, weak performance for positions based in Japan, the United Kingdom, and France weighed negatively on performance. Among the holdings from these countries detracting from performance were Rohm (Japan - semiconductors & semiconductor equipment), ITV (United Kingdom - media), and Alcatel-Lucent (France - communications equipment). The Fund’s positions in companies based in Germany and Italy also tended to decline.

During the period, we sold several holdings as their market prices approached our estimates of their fair values. For example, we sold positions such as Nestlé (Switzerland - food products) and Jardine Matheson (Singapore - diversified financial services) to pursue what we believe to be more attractive opportunities. We sold our position in LG Electronics (South Korea - household durables) as its market price approached our estimate of intrinsic value.

We used the proceeds from these sales to establish new positions in companies such as Swiss Reinsurance (Switzerland - insurance), Novartis (Switzerland - pharmaceuticals), and NEC Corporation (Japan - computers & peripherals) at prices that we consider compelling. In addition, we took advantage of prices we consider attractive by adding to select existing holdings.

Our Outlook

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks whose shares are trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

2

Brandes Institutional International Equity Fund

As of March 31, 2008, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecommunication services.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

Overall, we believe the strengths of new positions and existing portfolio holdings should inspire optimism for long-term outperformance. Applied globally, we believe our investment process can continue to uncover promising opportunities in non-U.S. markets.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners®exclusively and is subject to change without notice.

Brandes Investment Partners®is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

MSCI EAFE: The MSCI EAFE Index is an unmanaged index consisting of equities from Europe, Australasia, and the Far East. The index is often used as a benchmark for international equity portfolios and includes dividends and distributions net of corresponding withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC (5/08)

3

Brandes Institutional International Equity Fund

Index Comparison (Unaudited)

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund from its inception (January 2, 1997) to March 31, 2008 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return
	Period Ended March 31, 2008
			Since
	One	Five	Inception
	Year	Years	(1/2/97)
Brandes Institutional International Equity Fund	-8.90%	22.53%	13.22%
Morgan Stanley Capital International EAFE Index	-2.705	21.405	6.94%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses. Currently, the expense level has not been exceeded.

4

Brandes Institutional International Equity Fund

Expense Example (Unaudited)

As shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
	Value 10/1/07	Value 3/31/08	During Period*
Based on Actual Return.	$1,000.00	$878.70	$5.31
Based on Hypothetical 5% return	$1,000.00	$1,019.35	$5.70

*
Expenses are equal to the Fund’s six-month expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (183), then divided by the number of days in the fiscal year (366).

5

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS: 98.1%
Bermuda: 1.9%
Tyco International Ltd	490,372	$16,829,567

Brazil: 1.7%
Centrais Electricas Brasileiras S.A., ADR	534,830	8,223,011
Contax Participacoes S.A., ADR	115,700	122,642
Tele Norte Leste Participacoes S.A., ADR	115,700	3,070,678
Telecomunicacoes Brasileiras S.A., ADR	115,700	2,510,690
TIM Participacoes S.A., ADR	10,714	345,955
Vivo Participacoes S.A., ADR*	74,350	443,126
		14,716,102
Canada: 0.5%
Nortel Networks Corp.*	687,230	4,597,569

France: 12.4%
Alcatel-Lucent S.A.(1)	3,031,400	17,342,790
Carrefour S.A.(1)	235,876	18,217,688
Credit Agricole S.A.(1)	321,100	9,946,345
France Telecom S.A.(1)	669,630	22,541,440
Natixis(1)	620,800	9,997,538
Sanofi-Aventis S.A.(1)	412,935	31,011,679
		109,057,480

Germany: 5.6%
Deutsche Post AG	136,600	4,177,330
Deutsche Telekom AG	2,109,400	35,170,502
Hypo Real Estate Holding AG(1)	74,575	1,939,949
Infineon Technologies AG*(1)	944,900	6,645,276
Infineon Technologies AG**	143,800	1,011,314
		48,944,371

Italy: 4.3%
Intesa Sanpaolo SpA(1)	1,652,950	11,664,022
Telecom Italia SpA(1)	5,396,374	11,300,173
Telecom Italia Savings Shares SpA	7,883,850	13,070,163
Unipol Gruppo Finanziario SpA(1)	773,400	2,223,331
		38,257,689
See accompanying Notes to Financial Statements.

6

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Shares	Value
Japan: 32.2%
Aiful Corp.(1)	537,500	$8,617,439
Akita Bank Ltd	327,000	1,486,661
Astellas Pharma, Inc	125,500	4,851,092
Chuo Mitsui Trust Holdings, Inc	1,040,000	6,279,992
Dai Nippon Printing Co. Ltd.(1)	884,000	14,039,896
Daiichi Sankyo Co. Ltd	227,602	6,712,276
Fuji Film Holdings Corp	170,200	6,016,483
Hitachi Ltd.(1)	3,009,800	17,812,856
Millea Holdings, Inc	458,300	16,889,085
Mitsubishi UFJ Financial Group, Inc.(1)	2,471,000	21,280,393
Mitsui Sumitomo Insurance Co. Ltd.(1)	2,092,000	21,095,974
Mizuho Financial Group, Inc.(1)	4,530	16,557,681
NEC Corp.(1)	1,668,000	6,347,286
Nippon Telegraph & Telephone Corp	6,828	29,401,562
Ono Pharmaceutical Co. Ltd	161,600	7,800,040
Rohm Co. Ltd.(1)	171,400	10,590,206
San-In Godo Bank Ltd.	116,000	925,816
Seven & I Holding Co. Ltd	791,000	19,802,724
Sony Corp.(1)	223,800	8,897,316
Sumitomo Mitsui Financial Group, Inc.(1)	2,914	19,142,640
Taisho Pharmaceutical Co. Ltd	504,000	9,978,049
Takeda Pharmaceutical Co. Ltd.(1)	123,800	6,186,281
Takefuji Corp.(1)	385,870	8,153,272
TDK Corp	147,400	8,694,032
The 77 Bank Ltd	246,000	1,374,604
Yamaguchi Financial Group Inc	418,000	4,725,836
		283,659,492

Mexico: 1.7%
Telefonos de Mexico S.A. - Class L, ADR	397,680	14,952,768

Netherlands: 11.3%
Aegon N.V	1,215,544	17,904,153
Akzo Nobel N.V	224,600	18,038,963
Koninklijke Ahold N.V.*	1,382,552	20,538,867

See accompanying Notes to Financial Statements.

7

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Shares	Value
SNS Reaal**	176,335	$3,581,037
STMicroelectronics N.V.(1)	1,067,200	11,367,707
Unilever N.V	572,004	19,227,982
Wolters Kluwer N.V	331,791	8,793,562
		99,452,271

New Zealand: 0.5%
Telecom Corp. of New Zealand Ltd.(1)	1,514,361	4,451,108

Portugal: 1.8%
Portugal Telecom SGPS, S.A	1,347,517	15,673,978

South Korea: 4.8%
Korea Electric Power Corp., ADR	553,200	8,320,128
KT Corp., ADR	350,100	8,314,875
Samsung Electronics Co. Ltd	23,600	14,846,065
SK Telecom Co., Ltd., ADR	495,300	10,703,433
		42,184,501

Spain: 1.0%
Telefonica S.A	301,801	8,680,789

Switzerland: 4.8%
Novartis AG	184,800	9,479,788
Swisscom AG	40,600	13,922,046
Swiss Reinsurance.	218,200	19,076,694
		42,478,528

United Kingdom: 13.6%
AstraZeneca Plc	693,255	25,933,108
British Sky Broadcasting Group Plc	802,600	8,868,394
GlaxoSmithKline Plc	1,276,608	27,020,626
HSBC Holdings Plc	917,493	15,120,338
ITV Plc	8,228,300	10,341,760
Marks & Spencer Group Plc	1,402,419	10,783,255
Royal Bank of Scotland Group Plc	97,017	649,652
Wm. Morrison Supermarkets Plc.	3,891,511	21,190,712
		119,907,845
TOTAL COMMON STOCKS (cost $880,077,734)		$863,844,058

See accompanying Notes to Financial Statements.

8

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited) - (Continued)

	Principal
	Amount	Value
SHORT-TERM INVESTMENT: 0.3%
Repurchase Agreement: 0.3%
State Street & Trust Repurchase Agreement, (Dated 3/31/2008),
due 4/1/2008, 1.05%, [Collateralized by $2,615,000, FHARM
Pool # 1H2628, 6.14%, 07/01/36 (Market Value $2,264,077)]
(proceeds $2,218,110)	$2,218,045	$2,218,045
TOTAL SHORT-TERM INVESTMENT (cost $2,218,045)		$2,218,045

INVESTMENT PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 13.8%

Investment Companies: 13.8%
State Street Navigator Securities Lending Prime Portfolio	$121,480,083	$121,480,083

TOTAL INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING
(cost $121,480,083)		$121,480,083

TOTAL INVESTMENTS IN SECURITIES (cost $1,003,775,862):
112.2%		$987,542,186

Liabilities in excess of Other Assets: (12.2)%		(107,114,922)

NET ASSETS: 100.0%		$880,427,264

Percentages are based on Net Assets.
*	Non-income producing security.
**
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A under the Securities Act of 1933 (the “Act”) or was aquired in a private placement and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration.

ADR	American Depositary Receipt
(1)	This security or a portion of this security is out on loan at March 31, 2008.

See accompanying Notes to Financial Statements.

9

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at March 31, 2008 (Unaudited)

Industry	Percentage
Diversified Telecom Services	20.80%
Pharmaceuticals	14.70%
Commercial Banks	13.80%
Food & Staples Retailing	9.10%
Insurance	8.80%
Electronic Equipment & Instruments	5.60%
Semiconductors & Equipment	5.10%
Media	3.20%
Communications Equipment	2.50%
Food Products	2.20%
Chemicals	2.00%
Consumer Finance	1.90%
Electric Utilities	1.90%
Commercial Services & Supplies.	1.60%
Wireless Telecom Services	1.30%
Multiline Retail	1.20%
Household Durables	1.00%
Computers & Peripherals	0.60%
Air Freight & Logistics	0.50%
Diversified Financial Services.	0.30%
TOTAL COMMON STOCK	98.1%

SHORT-TERM INVESTMENTS(1)	14.1%

TOTAL INVESMENTS IN SECURITIES	112.2%

Liabilities in excess of Other Assets	-12.2%

NET ASSETS	100.0%

(1) Includes investments purchased with cash proceeds from securities from securities lending.

See accompanying Notes to Financial Statements.

10

Brandes Institutional International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2008 (Unaudited)

ASSETS
Investments in securities, at cost	$1,003,775,862
Investments in securities, at value	987,542,186
Receivables:
Securities sold.	4,092,852
Fund shares sold	7,518,308
Dividends and interest	4,226,738
Tax reclaims	380,380
Prepaid expenses and other assets	200,235
Total assets	1,003,960,699

LIABILITIES
Payment upon return of securities loaned	121,480,083
Payables:
Fund shares redeemed	1,036,993
Due to advisor	743,196
Due to administrator	32,936
Due to trustees	14,463
Accrued expenses	225,764
Total liabilities	123,533,435

NET ASSETS	$880,427,264
Net asset value, offering and redemption price per share
($880,427,264/44,026,835 shares outstanding; unlimited shares authorized without par
value)	$20.00

COMPONENTS OF NET ASSETS
Paid-in capital	$849,673,669
Undistributed net investment income	2,086,918
Accumulated net realized gain on investments and foreign currency	44,849,980
Net unrealized appreciation/(depreciation) on:
Investments	(16,233,676)
Foreign currency	50,373
Net assets	$880,427,264

See accompanying Notes to Financial Statements.

11

Brandes Institutional International Equity Fund

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $437,086)	$10,392,965
Interest	92,309
Income from securities lending	466,908
Miscellaneous income	6,486
Total income	10,958,668
Expenses
Advisory fees (Note 3)	4,991,889
Custody fees.	209,337
Administration fees (Note 3)	149,838
Transfer agent fees.	49,803
Insurance expense	57,098
Registration expense	34,340
Printing fees	29,600
Accounting fees.	14,344
Legal fees	42,897
Trustee fees	30,193
Miscellaneous	36,664
Auditing fees	12,450
Net expenses	5,658,453
Net investment income	5,300,215
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	68,620,915
Foreign currency transactions	312,045
Net realized gain.	68,932,960
Net change in unrealized appreciation on:
Investments	(199,254,438)
Foreign currency transactions	(22,749)
Net unrealized appreciation	(199,277,187)
Net realized and unrealized loss on investments and
foreign currency transactions	(130,344,227)
Net decrease in net assets resulting from operations	$(125,044,012)

See accompanying Notes to Financial Statements.

12

Brandes Institutional International Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year Ended
	Ended March 31,	September 30,
	2008	2007
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,300,215	$16,184,523
Net realized gain (loss) on:
Investments	68,620,915	113,531,323
Foreign currency transactions	312,045	(257,833)
Net unrealized appreciation (depreciation) on:
Investments	(199,254,438)	31,372,933
Foreign currency transactions	(22,749)	76,956
Net increase (decrease) in net assets resulting
from operations	(125,044,012)	160,907,902
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.	(17,990,405)	(11,145,626)
From net realized gains	(130,529,681)	(80,277,393)
Decrease in net assets from distributions	(148,520,086)	(91,423,019)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	101,759,829	340,947,029
Net asset value of shares issued on reinvestment of
distributions	144,498,282	87,649,312
Cost of shares redeemed.	(159,689,306)	(276,974,017)
Net increase from capital share transactions	86,568,805	151,622,324
Total increase (decrease) in net assets	(186,995,293)	221,107,207
NET ASSETS
Beginning of period	1,067,422,557	846,315,350
End of period	$880,427,264	$1,067,422,557
Undistributed net investment income	$2,086,918	$14,777,108
CAPITAL SHARE ACTIVITY
Shares sold	4,293,369	13,242,231
Shares issued on reinvestment of distributions	6,359,960	3,608,453
Shares redeemed	(6,887,941)	(10,817,606)
Net increase in shares outstanding	3,765,388	6,033,078

See accompanying Notes to Financial Statements.

13

Brandes Institutional International Equity Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

	Six Months Ended March 31, 2008		Year Ended September 30,	Year Ended September 30,	November 1, 2004 through September 30,		Year Ended October 31,
	(Unaudited)		2007	2006	2005#		2004	2003
Net asset value,
beginning of period	$26.51		$24.73	$22.28	$19.83		$16.02	$12.45
Income from investment
operations:
Net investment income	0.13		0.40	0.33	0.26		0.20	0.14
Net realized and unrealized
gain (loss) on investments	(2.90)		3.98	3.83	3.20		3.74	4.04
Total from investment operations	(2.77)		4.38	4.16	3.46		3.94	4.18
Less distributions:
From net investment income	(0.45)		(0.32)	(0.28)	(0.22)		(0.13)	(0.18)
From net realized gain	(3.29)		(2.28)	(1.43)	(0.79)		—	(0.43)
Total distributions	(3.74)		(2.60)	(1.71)	(1.01)		(0.13)	(0.61)
Net asset value, end of period	$20.00		$26.51	$24.73	$22.28		$19.83	$16.02
Total return	(12.13	)%(1)	18.65%	19.79%	17.95	%(1)	24.75%	35.16%
Ratios/supplemental data:
Net assets, end of
period (millions)	$880.4		$1,067.4	$846.3	$669.9		$528.6	$352.4
Ratio of expenses to
average net assets:
Before fees waived and
expenses absorbed or
recouped	1.13	%(2)	1.12%	1.12%	1.14	%(2)	1.14%	1.19%
After fees waived and expenses
absorbed or recouped	1.13	%(2)	1.12%	1.12%	1.14	%(2)	1.18%	1.20%
Ratio of net investment
income to average net
assets:
Before fees waived and
expenses absorbed or
recouped	1.06	%(2)	1.61%	1.48%	1.44	%(2)	1.25%	1.12%
After fees waived and expenses
absorbed or recouped	1.06	%(2)	1.61%	1.48%	1.44	%(2)	1.21%	1.11%
Portfolio turnover rate.	12.23	%(1)	29.06%	29.91%	20.92	%(1)	26.71%	26.19%

(1)	Not Annualized.
(2)	Annualized.
#	In 2005, the Fund changed its fiscal year end from October to September (Note 1).

See accompanying Notes to Financial Statements.

14

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

The Brandes Institutional International Equity Fund (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation. During 2005, the Fund’s fiscal year-end was changed from October 31 to September 30.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are valued at cost, which when combined with accrued interest approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

15

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.
Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.
Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. At March 31, 2008 the Fund did not have any pending forward foreign currency exchange contracts.

16

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

E.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis.

F.
Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

G.
Concentration of Risk. As of March 31, 2008, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund’s net assets. It is the Trust’s policy to continuously monitor these off-balance sheet risks.

H.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.
Securities Lending. The Fund may lend its portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2008, the market value of securities loaned was $115,442,835 and the Fund received $121,480,083 of cash collateral for the loan.

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2007, the Fund decreased undistributed net investment income by $257,537 and increased accumulated net realized gain by $257,537, due to certain permanent book and tax differences. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

17

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

K.
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

L.
Accounting for Uncertainty in Income Taxes. Effective March 31, 2008, the Trust adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Trust’s net assets or results of operations.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended March 31, 2008, the Fund incurred $4,991,889 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its annual ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap will be reimbursed by the Fund to the Advisor at any time during the subsequent five fiscal years, if so requested by the Advisor, provided the aggregate amount of the Fund’s current operating expenses for the fiscal year of the reimbursement does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval prior to the time the reimbursement is initiated. For the six months ended March 31, 2008, there was no cumulative unreimbursed amount paid and/or waived by the Advisor.

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and reviews the Fund’s expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.04% for the first $500 million of the Fund’s average daily net assets and 0.02% in excess of $500 million of the Fund’s average daily net assets, subject to a minimum of $50,000 per annum. For the six months ended March 31, 2008, the Fund incurred $149,838 in such fees.

18

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the six months ended March 31, 2008:

	U.S. Government	Other
Purchases	$—	$121,524,911
Sales	—	173,707,926

NOTE 5 - FEDERAL INCOME TAX MATTERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$869,079,165
Gross tax unrealized appreciation	$225,242,538
Gross tax unrealized depreciation	(42,153,074)
Net tax unrealized appreciation on investments	183,089,464
Distributable ordinary income	24,770,601
Distributable long-term capital gains	96,669,091
Total distributable earnings	121,439,692
Other accumulated gains/(losses)	(211,463)
Total accumulated earnings	$304,317,693

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments.

The tax composition of dividends for the periods ended September 30, 2007 and 2006, were as follows:

	Ordinary Income Total	Income per Share	Long Term Capital Gains Total	Long Term Capital Gains per Share
2007	$26,828,409	$0.76	$64,594,610	$1.83
2006	$17,708,333	$0.59	$33,779,896	$1.12

19

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) - (Continued)

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2007.

At September 30, 2007, the Fund had net realized losses from currency transactions between November 1, 2006 and September 30, 2007, of $211,463 which is deferred for tax purposes and was recognized on October 1, 2007.

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (the “FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. SFAS 157 further clarifies several previous FASB Standards and expands disclosures about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 157 and its impact in the Trust’s financial statements has not yet been determined.

NOTE 7 - PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTE 8 - FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-331-2979.

20

Brandes Institutional International Equity Fund

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

In November 2007 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with the Advisor for an additional one-year term. The information, material facts and conclusions that formed the basis for the Board’s approval are described below.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its review, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust. The independent Trustees discussed the approval of the Agreement with representatives of the Advisor and in a private session with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, and the investment results of the Fund. With respect to investment results, they reviewed a performance analysis of the Fund based on information from Lipper, Inc. comparing the performance of the Fund to other funds with similar investment approaches. They noted that the Fund’s performance was in the fourth quartile of its peer group of comparable funds for the year-to-date, one year and three year periods ended September 30, 2007 and in the second quartile of its peer group for the five year period ended September 30, 2007. However, the Board noted the Fund’s annualized total returns for the one, three and five-year periods were substantial on an absolute basis (18.65%, 20.71% and 24.39%, respectively), that the Fund’s annualized total returns for the ten years ended September 30, 2007 and the period since its inception exceeded the returns of the MSCI EAFE Index and that the Fund’s investment objective is to provide capital appreciation over the long term. They concluded that the Fund’s performance was very good given its focus on long-term investment results.

21

Brandes Institutional International Equity Fund

Advisory Fees, Total Expenses and Ancillary Benefits

With respect to advisory fees and total expenses, the Trustees noted that although the Fund’s management fees were in the highest quartile of its peer group based on information provided by Lipper, Inc., its total expenses were in approximately the middle of its peer group. They noted that management fees were higher for the Fund than other mutual funds sub-advised by the Advisor (but sponsored by another investment advisor), but considered the difference to be reasonable in light of the additional responsibilities and expenses that the Advisor incurred in sponsoring and operating the Fund, such as subsidizing the sub-transfer agency fees charged to the Fund by administrators of omnibus accounts for maintenance of shareholder records.

In addition, the Board reviewed an analysis regarding the profitability to the Advisor of its relationship with the Fund, which they concluded was reasonable, and information regarding the Advisor’s financial capability to continue to provide services to the Fund in the future, which they concluded was adequate. They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel. The Trustees considered the extent to which economies of scale were or should be reflected in the Fund’s advisory fee, and concluded that in view of the Fund’s investment results, the Fund’s reasonable level of total expenses and the fact that the Fund was no longer open to new shareholders, fee breakpoints based on higher asset levels were not necessary.

The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund. They noted that these were primarily related to the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund, as the Advisor does not obtain third-party research or other services in return for allocating the Fund’s brokerage.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders receive reasonable value in return for the advisory fees paid to the Advisor by the Fund, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

22

Brandes Institutional International Equity Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

				Number
		Term of		of Trust
		Office and		Series
	Position(s)	Length of		Overseen	Other Directorships/
Name, Address	Held with	Time	Principal Occupation	by	Trusteeships Held by
and Year of Birth	Trust	Served(1)	During Past 5 Years	Trustee	Trustee

Independent Trustees(2)

DeWitt F. Bowman	Trustee	Since	Retired.	4	Pacific Gas and
11988 El Camino Real,		February			Electric Nuclear
Suite 500		1995			Decommissioning
San Diego, CA 92130					Trust; PCG Private
(Age 77)					Equity Fund; Forward
					Funds; Sycuan Funds
					RREEF America III
					REIT.

J. Michael Gaffney	Trustee	Since June	Independent Consultant,	4	None
11988 El Camino Real,		2004	IXIS Asset Management,
Suite 500			North America, since 2004.
San Diego, CA 92130
(Age 66)

Karin B. Bonding	Trustee	Since May	Lecturer, University of	4	Director of six closed
11988 El Camino Real,		2006	Virginia, since 1996.		end mutual funds in
Suite 500			President of Capital Markets		the Credit Suisse
San Diego, CA 92130			Institute, Inc. from 1996 to		family of funds.
(Age 68)			2006.

Jean E. Carter	Trustee	Since April	Director, Investment	4	None
11988 El Camino Real		2008	Management of Russell
Suite 500			Investment Group from 2000
San Diego, CA 92130			to 2005.
(Age 50)

Robert M. Fitzgerald	Trustee	Since	Chief Financial Officer of	4	Hotchkis and Wiley
11988 El Camino Real		April 2008	National Retirement Partners		Mutual Funds.
Suite 500			from 2005 to 2007.
San Diego, CA 92130
(Age 55)

23

Brandes Institutional International Equity Fund

Number
		Term of		of Trust
		Office and		Series
	Position(s)	Length of		Overseen	Other Directorships/
Name, Address	Held with	Time	Principal Occupation	by	Trusteeships Held by
and Year of Birth	Trust	Served(1)	During Past 5 Years	Trustee	Trustee

“Interested” Trustees(3)

Debra McGinty-Poteet	Trustee	Since June	Director, Mutual Fund	4	Brandes Investment
11988 El Camino Real,	and	2000	Services of Brandes		Funds PLC
Suite 500	President		Investment Partners, L.P., the
San Diego, CA 92130			investment advisor to the
(Age 52)			Funds (the “Advisor”).

Jeff Busby	Trustee	Since July	Executive Director of the	4	None
11988 El Camino Real,		2006	Advisor
Suite 500
San Diego, CA 92130
(Age 47)

Officers of the Trust

Thomas M. Quinlan	Secretary	Since June	Associate General Counsel	N/A	N/A
11988 El Camino Real,		2003	to the Advisor since January
Suite 500			2005; Counsel to the
San Diego, CA 92130			Advisor from July 2000 to
(Age 37)			January 2005.

Gary Iwamura	Treasurer	Since	Finance Director of the	N/A	N/A
11988 El Camino Real,		September	Advisor.
Suite 500		1997
San Diego, CA 92130
(Age 51)

Adelaide Pund	Chief	Since	Head of Compliance of the	N/A	N/A
11988 El Camino Real,	Compliance	September	Advisor since October 2004;
Suite 500	Officer	2004	Compliance Manager to the
San Diego, CA 92130			Advisor from 1998 to
(Age 40)			October 2004.

Ellen Blanchard	Anti-	Since	Director and Senior	N/A	N/A
200 Clarendon St.,	Money	August	Associate Counsel for
29th Floor	Laundering	2007	Mutual Fund Administration
Boston, MA 02116	Officer		at State Street Corp.
(Age 34)

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act.

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ADVISOR
Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979	INSTITUTIONAL
INTERNATIONAL
DISTRIBUTOR	EQUITY FUND
Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT
State Street Bank & Trust Co.
200 Clarendon Street, 16th Floor
Boston, Massachusetts 02116	SEMI-ANNUAL
REPORT
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	For the six months ended
Tait, Weller & Baker LLP	March 31, 2008
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP 515 South Flower Street Los Angeles, California 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

WORLDWIDE VALUE SPECIALISTS

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

1

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title)*__/s/ Debra McGinty-Poteet_________________
Debra McGinty-Poteet, President

Date ________5/22/08________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*____ /s/ Debra McGinty-Poteet ______________
Debra McGinty-Poteet, President

Date__________5/22/08________________________________________

By (Signature and Title)* ____/s/ Gary Iwamura _____________________
Gary Iwamura, Treasurer

Date__________5/22/08________________________________________

* Print the name and title of each signing officer under his or her signature.

3